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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               December 18, 1998
          -----------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
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             (Exact name of registrant as specified in its charter)





         Delaware                     33-45499                  36-3809819
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)            File Number)           Identification No.)



               216 Evergreen Street, Bensenville, Illinois  60106
           ---------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



                                 (630) 860-9542
                        -------------------------------
                        (Registrant's telephone number)






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ITEM 5.  OTHER EVENTS.
         -------------

     On December 18, 1998, M-Wave, Inc. ("M-Wave"), announced that it has repurchased 781,964 shares of its common stock owned by First Chicago Equity Corporation ("FCEC") and its affiliates. The aggregate consideration paid by M-Wave consisted of $781,964 plus warrants to purchase up to 781,964 shares of M-Wave common stock with an exercise price of $1 per share (increasing by $.05 per share each anniversary of the issue date of the warrants). The warrants are exercisable only if M-Wave engages in an extraordinary transaction (e.g., a merger, consolidation, combination or dissolution) within five years of the issue date of the warrants.

     A special committee of the Board of Directors of M-Wave, consisting of Lavern Kramer and Rick Mathes, has determined that the repurchase of the shares of M-Wave common stock owned by FCEC and its affiliates is in the best interests of M-Wave's stockholders.

     In connection with the repurchase, (i) Eric C. Larson and Timothy A. Dugan, two current M-Wave directors designated by FCEC, resigned from M-Wave's Board of Directors and (ii) FCEC withdrew its notice to nominate two additional directors at M-Wave's next annual meeting of stockholders.

     A copy of each of (i) the Stock Purchase Agreement dated December 18, 1998 by and between M-Wave and FCEC and the exhibits thereto, (ii) the Stock Purchase Agreement dated December 18, 1998 by and between M-Wave and Cross Creek Partners II, (iii) the Warrant issued to FCEC, and (iv) the Warrant issued to Cross Creek Partners II, are attached hereto as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively. The foregoing description of the transactions contemplated by the Stock Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreements and the Warrants, which are hereby incorporated herein by reference. The full text of M-Wave, Inc.'s December 18, 1998 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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      (a)  Exhibits

           2.1 Stock Purchase Agreement dated December 18, 1998 by and between M-Wave, Inc. and First Chicago Equity Corporation.

           2.2 Stock Purchase Agreement dated December 18, 1998 by and between M-Wave, Inc. and Cross Creek Partners II.

           2.3    Warrant dated December 18, 1998 issued to First Chicago Equity

           2.4    Warrant dated December 18, 1998 issued to Cross Creek Partners
                  II

           99.1   Press Release issued by M-Wave, Inc. dated December 18, 1998.






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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 18, 1998

                                          M-WAVE, INC.



                                          By: /s/ PAUL S. SCHMITT
                                              ----------------------------------
                                            Name:  Paul S. Schmitt
                                            Title: Controller; Chief Accounting
                                                   Officer







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                                 EXHIBIT INDEX




EXHIBIT
  NO.                               DESCRIPTION
-------                            --------------

  2.1 Stock Purchase Agreement dated December 18, 1998 by and between M-Wave, Inc. and First Chicago Equity Corporation.

  2.2 Stock Purchase Agreement dated December 18, 1998 by and between M-Wave, Inc. and Cross Creek Partners II.

  2.3    Warrant dated December 18, 1998 issued to First Chicago Equity

  2.4    Warrant dated December 18, 1998 issued to Cross Creek Partners II

 99.1    Press Release issued by M-Wave, Inc. dated December 18, 1998.